Exhibit 1



                              Carnival Corporation

                             Underwriting Agreement

                                                                 January 6, 1998
                                                              New York, New York


To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto


Dear Sirs:


                  Carnival Corporation, a company incorporated under the laws of the Republic of Panama (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of March 1, 1993, between the Company and First Trust National Association, as trustee (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.


                  4.1 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                               (i) The Company meets the requirements for the
                  use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a



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                  Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules and regulations thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rule 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                               (ii) The Company meets the requirements for the
                  use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either
                  (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b) (1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in







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                  the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary







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         prospectus supplement to the Basic Prospectus which describes the
         Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non- Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities







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         is a Non-Delayed Offering or a Delayed Offering shall be set forth in
         Schedule I hereto.

                  (d) Each of the Company and each of the subsidiaries listed on
         Schedule IV hereto ("Subsidiaries") has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business which requires such qualification (except where the failure to be so qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole).

                  (e) The Company, directly or indirectly, holds good and marketable title to each of the vessels listed on Schedule V hereto, subject only to the liens disclosed on Schedule V and maritime liens in the ordinary course of business.

                  (f) Each vessel listed on Schedule V hereto is duly registered, except as noted on Schedule V, under the laws of the jurisdiction listed opposite its name on Schedule V.

                  4.2 PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts, if any, are to be with institutional investors,







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including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions, or such other types of investors as may be set forth in the Final Prospectus, and shall be subject to other conditions therein set forth. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule 11 hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in
Schedule II hereto less the aggregate principal amount of Contract Securities.

                  4.3 DELIVERY AND PAYMENT. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds in the amounts specified in Schedule I. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

                  The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.








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                  4.4 Agreements. The Company agrees with the several
Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your prompt review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Repre sentatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.







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                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing any Agreement Among Underwriters, this Agreement, the Indenture, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities.

                  (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities), which mature more than one year after the date hereof and which are substantively similar to the Securities.

                  4.5 CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 4:30 P.M. New York City time on such date or
         (ii) 12:00 Noon on the business day following the day on







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         which the public offering price was determined, if such determination occurred after 4:30 P.M. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Underwriters the opinion of Paul, Weiss, Rifkind, Wharton & Garrison ("Paul Weiss"), counsel for the Company, dated the Closing Date, to the effect that:

                             (i) Assuming that the Securities have been duly
                  authenticated by the Trustee, the Securities have been duly executed, issued and delivered and constitute valid and legally binding obligations of the Company and are entitled to the benefits provided by the Indenture subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Final Prospectus;

                             (ii) The Indenture has been duly executed and
                  delivered by the Company and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                              (iii) This Agreement has been duly executed and
                  delivered by the Company;

                              (iv) No consent, approval, authorization, order,
                  registration or qualification of or with any New York or federal court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Final Prospectus, this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;







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                              (v) The third and fourth sentences of the first
                  paragraph and the first, second and third sentences of the second paragraph of the section of the Final Prospectus relating to the Securities captioned "Certain Considerations -- Income Taxes" contain a fair and accurate general description of the U.S. Federal tax provisions discussed therein; and

                              (vi) The Registration Statement has become
                  effective under the Act. To the knowledge of such counsel, no stop order has been issued and no proceedings for that purpose have been instituted or threatened.

                           In addition, such counsel shall state that on the
                  basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Final Prospectus, any amendment or supplement thereto or any documents incorporated by reference in the Final Prospectus or any amendment or supplement thereto, that they have no knowledge that (other than the Statement of Eligibility on Form T-1, financial statements, schedules and other financial or statistical data which are or should be contained therein, as to which such counsel need express no statement):

                                (A) The documents incorporated by reference in
                  the Final Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, (i) did not comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and (ii) contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                                (B) (i) The Registration Statement and the Final
                  Prospectus and any further amendment and supplements thereto made by the Company prior to the Closing Date, did not comply as to form in all







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                  material respects with the requirements of the Act and the rules and regulations thereunder; (ii) as of their respective effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Final Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and
                  (iii) any amendment to the Registration Statement required to be filed with the Commission or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus or required to be described in the Registration Statement or the Final Prospectus which are not filed or incorporated by reference or described as required.

                  (c) The Company shall have furnished to the Underwriters the opinion of Arnaldo Perez, Esq., General Counsel for the Company, dated the Closing Date, to the effect that:

                               (i) To the knowledge of such counsel, the Company
                  has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individually or in the aggregate, does not and can reasonably be expected in the future not to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                              (ii) To the knowledge of such counsel, HAL
                  Antillen N.V. ("HAL") has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with,





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                                                                              12




                  all federal, state, local, and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individually or in the aggregate, does not, and can reasonably be expected in the future not to, have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                              (iii) To the knowledge of such counsel, except as
                  set forth in Schedule IV to this Agreement, all of the issued shares of capital stock of each Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims;

                              (iv) To the knowledge of such counsel, and other
                  than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to individually or in the aggregate have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                             (v) To the knowledge of such counsel, the issue and
                  sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or, to the knowledge of such counsel, any statute or any order, rule or regulation binding on the Company or any of the Subsidiaries or any of their properties; and

                             (vi) To the knowledge of such counsel, the Company
                  is not i) in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole; nor is the Company required to take any action in order to avoid any such violation or default; ii) in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company and its Subsidiaries, taken as a whole; or iii) in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

                  (d) The Company shall have furnished to the Underwriters the opinion of Tapia, Linares y Alfaro, Panamanian counsel for the Company, dated the Closing Date, to the effect that:

                              (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the Republic of Panama, with power and authority (corporate and other) to own, lease, license and use its properties and conduct its business as described in the Final Prospectus;

                             (ii) This Agreement, the Indenture and the
                  Securities have been duly authorized;

                            (iii) No consent, approval, authorization, order,
                  registration or qualification of or with any Panamanian court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                             (iv) The Company has an authorized capitalization
                  as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duty and validly authorized and issued, and are fully paid and non-assessable; and

                             (v) To the knowledge of such counsel, the Company
                  is not (A) in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole.

                  Each such opinion described in 5(b), (c) and (d) above shall be in form and substance reasonably satisfactory to the Representatives. In rendering such opinions described in 5(b), (c) and
         (d) above, each such counsel may rely (i) as to matters involving the application of laws other than the laws of the jurisdiction in which such counsel practices, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the Underwriters) of other counsel, reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws; (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company or of any of the Subsidiaries; and
         (iii) to the extent such counsel deems proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of any of the Subsidiaries, and on the absence of a telegram from the Commission. References to the Final Prospectus in paragraph 5(b) through (d) include any amendments or supplements thereto filed prior to the Closing Date.

                  (e) The Company shall have furnished to the underwriters a certificate of the Company, signed by the General Counsel of the Company, dated the Closing Date, to the effect that to the knowledge of the signer of such certificate after reasonable investigation (as defined below):

                           (i) each of the Company and each of the Subsidiaries
                  has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business which requires such qualification (except where the failure to be so qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                           (ii) the Company, directly or indirectly, holds good
                  and marketable title to each of the vessels listed on Schedule V hereto, subject only to the liens disclosed on Schedule V and maritime liens in the ordinary course of business; and

                           (iii) each vessel listed on Schedule V hereto is duly
                  registered, except as noted on Schedule V, under the laws of the jurisdiction listed opposite its name on Schedule V.

                           As used in the certificate described in this
                  paragraph (e), "reasonable investigation" includes obtaining and reviewing, as appropriate, (i) as to matters involving the application of laws other than the laws of Florida and respecting the corporate existence or good standing of the Company or any of the Subsidiaries, oral or written statements, advice or opinions of other counsel familiar with the applicable laws and legal status of the Company and its Subsidiaries, and (ii) as to matters of fact, certificates of responsible officers of the Company of any of the Subsidiaries.

                  (f) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Indenture, the Securities, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                                (i) the representations and warranties of the
                  Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent audited
                  financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (h) At the Closing Date, Price Waterhouse shall have furnished to the Underwriters a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                                (i) in their opinion the audited financial
                  statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                               (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which could not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                              (A) any unaudited financial statements included or
                           incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                              (B) with respect to the period subsequent to the
                           date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consoli dated net current assets or net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net revenues, operating income, net income or earnings per share, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                              (C) the amounts included in any unaudited
                           "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus.

                              (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                             (iv) if pro forma financial statements are included
                  or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Final Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

                  In addition, except as provided in Schedule I hereto, at the Execution Time, Price Waterhouse shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (l) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                  (m) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated by the Prospectus.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  4.6 Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated by reason of any failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement to be performed or satisfied by it, the sole liability of the Company to each of the Underwriters, in addition to the obligations of the Company pursuant to Sections 3 and 7 will be to reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered. Otherwise, if this Agreement shall be terminated, the Company shall not then be under any liability to any Underwriter except as provided in Section 4(d) and Section 7 hereof.

                  4.7 Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; and, provided further, that the Company will not be liable to any Underwriter with respect to any loss, claim, damage or liability arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in the Preliminary Prospectus which is corrected in the Final Prospectus if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Final Prospectus at or prior to the written confirmation of the sale of such Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation conducted by the Underwriters at the request of the Company. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be liable for any settlement of any claim or action effected without its prior written consent.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the

Company and by the Underwriters from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason or if the indemnified party failed to give the notice required under subsection (c) above, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and the failure of an indemnified party to give notice under subsection (c) above (to the extent such failure is prejudicial to an indemnifying party). The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepre sentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  4.8 DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  4.9 REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  4.10 NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3655 N.W. 87th Avenue, Miami, FL 33178-2428, attention of the legal department.

                  4.11 SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  4.12 APPLICABLE LAW.  THIS AGREEMENT WILL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                            Very truly yours,

                                            Carnival Corporation



                                            By: /s/ Lowell Zemnick
                                                ------------------
                                                Lowell Zemnick
                                                Vice President & Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the date
specified in Schedule I hereto.



Bear, Stearns & Co. Inc.
Lehman Brothers Inc.


By: /s/ Timothy A. O'Neill
    ----------------------
    Timothy A. O'Neill
    Senior Managing Director
    Bear, Stearns & Co. Inc.

                                   SCHEDULE I


Underwriting Agreement dated January 6, 1998

Registration Statement No. 33-50947

Representative(s):         Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Title, Purchase Price and Description of Securities:

         Title:  6.65% Debentures due 2028

         Principal amount:  $200,000,000

         Purchase Price of the Securities:  98.738% ($197,476,000)

         Maturity:  January 15, 2028

         Interest Rate:  6.65% per annum

         Interest Payment Dates:    January 15 and July 15

         Sinking fund provisions:   None

         Redemption provision:      At any time at the option of the
                                    Company, as a whole but not in part, at 100% of the principal amount plus accrued interest to the date of redemption in the event of certain changes affecting
                                    Panamanian withholding taxes in accordance with Section 11.8 of the Indenture.

         Other provisions:          None

Closing Date, Time and Location: January 15, 1998, 9:30 a.m., Sullivan & Cromwell, 125 Broad Street, New York, New York

Specified Funds for Payment of Purchase Price:  Immediately available funds

Type of Offering:          Delayed Offering

Delayed Delivery Arrangements:      None

         Fee:

         Minimum principal amount of each contract:  $_____________

         Maximum aggregate principal amount of all contracts:  $____________

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the
Representative: The date after the Closing Date

Modification of items to be covered by the letter from Price Waterhouse delivered pursuant to Section 5 (i) at the Execution Time: None

                                   SCHEDULE II



                                                                Principal Amount
                                                                of Securities to
Underwriters                                                      be Purchased
------------                                                    ----------------

Bear, Stearns & Co. Inc.                                            $150,000,000

Lehman Brothers Inc.                                                  50,000,000

                                  SCHEDULE III


                            Delayed Delivery Contract

                                                                          , 19


[Insert name and address
 of lead Representative]


Dear Sirs:

             The undersigned hereby agrees to purchase from Carnival Corporation
(the "Company"), and the Company agrees to sell to the undersigned, on 19 (the "Delivery Date"), $ principal amount of the Company's
(the "Securities") offered by the Company's Prospectus dated , 19  , and related Prospectus Supplement dated , 19 , receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon
from         , 19  , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

             Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company by wire transfer in immediately available funds, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

             The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the

"Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

             This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

             It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

             This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                Very truly yours,



                                                --------------------
                                                (Name of Purchaser)


                                                By___________________
                                                (Signature and Title of
                                                 Officer)


                                                -------------------
                                                     (Address)


Accepted:

Carnival Corporation


By___________________
   (Authorized Signature)

                                   SCHEDULE IV


                                                                  Capital Stock
Subsidiary                                                          Ownership
----------                                                          ---------
Carnival Corporation ("CCL")........................................
HAL Antillen N.V. ("HAL")...........................................   CCL
Festivale Maritime Limited..........................................   CCL
Celebration Cruises Inc.............................................   CCL
Wind Surf Limited...................................................   HAL
Windstar Limited....................................................  WSCL
Wind Spirit Limited.................................................  WSCL
Windstar Sail Cruises Limited ("WSCL")..............................   HAL
Futura Cruises, Inc.................................................   CCL
Utopia Cruises, Inc.................................................   CCL

                                   SCHEDULE V


                                     Jurisdiction of
    Vessels                          Registration                                 Liens
    -------                          ---------------                              -----

I.  Carnival Cruise Lines

    4.1  Celebration................ Liberia                     None.

    4.2  Jubilee.................... Panama                      None.

    4.3  Tropicale.................. Liberia                     None.

    4.4  Fantasy.................... Liberia                     First Preferred Shop Mortgage of Finnish
                                                                 Export Credit Limited.

    4.5  Holiday.................... Panama                      None.

    4.6  Ecstasy.................... Liberia                     First Preferred Ship Mortgage in favor of
                                                                 Finnish Export Credit Limited.

    4.7  Imagination................ Panama                      None.

    4.8  Sensation.................. Panama                      None.

    4.9  Inspiration................ Panama                      None.

    4.10 Fascination................ Panama                      None.

    4.11 Carnival Destiny........... Panama                      None.

    4.12 IslandBreeze............... Bahamas                     Mortgage in favor of Skandinaviska
                                                                 Enskilda Baken AB.

II. Holland America Line

    4.1  Westerdam.................. Netherlands Antilles        None.

    4.2  Noordam.................... Netherlands Antilles        None.

    4.3  Nieuw Amsterdam             Netherlands Antilles        None.

    4.4  Rotterdam V................ Netherlands Antilles        Mortgage in favor of HAL Antillen N.V.

    4.5  Rotterdam VI............... Netherlands Antilles        None.



    4.6  Statendam.................. Netherlands Antilles        None.

    4.7  Veendam.................... Bahamas                     None.

    4.8  Maasdam.................... Bahamas                     None.

    4.9  Ryndam..................... Bahamas                     None.

III.Wind Sail Cruises

    4.1  Wind Spirit................ Bahamas                     Mortgage in favor of Banque Francaise du
                                                                 Commerce Exterieur ("BFCE") and
                                                                 mortgage in favor of Banque Nationale de
                                                                 Paris.

    4.2  Wind Song.................. Bahamas                     None.

    4.3  Wind Star.................. Bahamas                     None.


